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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the inclusion in this registration statement on Form S-4 of our report dated December 15, 1997, on our audit of the balance sheet of Global Decisions Group LLC as of September 30, 1997. We also consent to the reference to our firm under the caption "Experts."


                                             /s/ COOPERS & LYBRAND L.L.P.

                                             COOPERS & LYBRAND L.L.P.

New York, New York
January 15, 1998